Convertible Notes and Notes Payable	3 Months Ended
Jun. 30, 2011
Convertible Notes And Notes Payable
Convertible Notes and Notes Payable

Note 6 – Convertible Notes and Notes Payable

Various notes are in default and continue to accrue interest. The Company has the option, and it is managements’ intent to convert all past due convertible notes to common stock in 2010 and 2011. The conversion price shall be based upon one half the average closing share price of the stock for the 10 prior days before conversion or .25 cents, whichever is greater.

	June 30, 2011	December 31, 2010
Various unsecured convertible note payables, with varying interest rates between 10% - 18%, due on demand and in default	$ 286,800	$ 228,333

Various unsecured convertible note payable, 10% interest rate, due on January 2011	200,000	180,000

Various unsecured promisory notes, with varying interest rates between 10% - 12%, due on June and October 2010	60,000	60,000

Total Convertible Notes and Notes Payable	$ 546,800	$ 468,333

During the year ended December 31, 2010, the Company converted debt totaling $768,724, which included $126,224 of accrued interest into 55,389,090 shares of common stock.  The debt was held by 32 convertible note holders.  The debt was converted at the rate of $0.13 per share.   The convertible notes originally established a conversion price of $0.25 per share.  On August 26, 2010, the board of directors repriced the conversion rate to $0.13 per share given the depressed value of the Company’s stock. In accordance with generally accepted accounted principles, the Company recognized approximately $50,000 of debt inducement expense in connection with this transaction.